Earnings Per Share (Schedule of Weighted Average Shares Outstanding Used in the Computations of Basic and Diluted Earnings Per Share) (Details) - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
EARNINGS PER SHARE
Numerator, net income	$ 14,215	$ 13,651
Weighted average shares outstanding	6,295	6,263
Less: Unvested restricted shares	(35)	(31)
Basic EPS weighted average shares outstanding	6,260	6,232
Add: Dilutive effect of stock options and restricted shares	72	58
Diluted EPS weighted average shares outstanding	6,332	6,290